Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 (this “Amendment”) dated as of April 13, 2011 to the Credit Agreement dated as of March 23, 2011 (the “Credit Agreement”) among TEXTRON INC., as the Borrower, the Lenders, JPMORGAN CHASE BANK, N.A., as Administrative Agent, CITIBANK, N.A. and BANK OF AMERICA, N.A., as Syndication Agents, and DEUTSCHE BANK SECURITIES INC. and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Documentation Agents.

W I T N E S S E T H :

WHEREAS, the Borrower has requested that the Lenders modify certain provisions of the Credit Agreement and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to modify the Credit Agreement as set forth below; and

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.  Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2.  New Commitment Schedule; Fee Adjustment.  (a) The Commitment Schedule attached to the Credit Agreement is deleted and replaced by the Commitment Schedule attached to this Amendment (the “New Commitment Schedule”).  Upon the effectiveness of this Amendment, all references in the Credit Agreement to the “Commitment Schedule” shall be references to the New Commitment Schedule.

(b)        In connection with the reallocation of Commitments effected by subsection (a) above, there shall also be a reallocation of the fees previously paid to the Lenders on the Effective Date.  To effect that reallocation, the Administrative Agent shall pay to Sumitomo Mitsui Banking Corporation, on June 30, 2011, a fee in the aggregate amount set forth in the Fee Adjustment Schedule attached to this Amendment.  The amount of the facility fee payable for the account of each other Lender on June 30, 2011 shall be reduced by the applicable amount set forth opposite its name in the Fee Adjustment Schedule.

SECTION 3.  New Lender.  Upon the effectiveness of this Amendment, Sumitomo Mitsui Banking Corporation shall be a Lender party to the Credit Agreement.

SECTION 4.  Definition of Pro Rata Share.  The definition of “Pro Rata Share or pro rata Share” in Section 1.01 of the Credit Agreement is amended to read as follows:

“Pro Rata Share or pro rata Share” means, when used with reference to any Lender, the percentage equivalent of a fraction (i) the numerator of which is the amount of the Commitment of such Lender and (ii) the denominator of which is the aggregate amount of the Commitments.

SECTION 5.  Representations of Borrower.  The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement are true on and as of the date hereof and (ii) no Default has occurred and is continuing on the date hereof.

SECTION 6.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 7.  Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 8.  Effectiveness.  This Amendment shall be effective as of the date hereof when the Administrative Agent shall have received from the Borrower and each of the Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

TEXTRON INC.

By:	/s/ Mary F. Lovejoy
Name:	Mary F. Lovejoy
Title:	Vice President & Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Lender

By:	/s/ Robert Kellas
Name:	Robert Kellas
Title:	Executive Director

CITIBANK, N.A.

By:	/s/ Andrew Sidford
Name:	Andrew Sidford
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ George Hlentzas
Name:	George Hlentzas
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Edward D. Herko
Name:	Edward D. Herko
Title:	Director

By:	/s/ Ross Levitskey
Name:	Ross Levitskey
Title:	Managing Director

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By:	/s/ Joanne Nasuti
Name:	Joanne Nasuti
Title:	Vice President

GOLDMAN SACHS BANK USA

By:	/s/ Mary Walton
Name:	Mary Walton
Title:	Authorized Signatory

Morgan Stanley Bank, N.A.

By:	/s/ Hossein Amir-Aslahi
Name:	Hossein Amir-Aslani
Title:	Managing Director

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ William M. Ginn
Name:	William M. Ginn
Title:	Executive Officer

The Bank of New York Mellon

By:	/s/ Kenneth Sneider
Name:	Kenneth P. Sneider, Jr.
Title:	Managing Director

The Northern Trust Company

By:	/s/ Cliff Hoppe
Name:	Cliff Hoppe
Title:	Second Vice President

COMMITMENT SCHEDULE

Lender	Commitment
JPMorgan Chase Bank, N.A.	$125,000,000
Citibank, N.A.	$125,000,000
Bank of America, N.A.	$125,000,000
Deutsche Bank AG New York Branch	$125,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$125,000,000
Goldman Sachs Bank USA	$100,000,000
Morgan Stanley Bank, N.A.	$100,000,000
Sumitomo Mitsui Banking Corporation	$70,000,000
The Bank of New York Mellon	$70,000,000
The Northern Trust Company	$35,000,000
Total	$1,000,000,000

FEE ADJUSTMENT SCHEDULE

Lender	Fee Adjustment
JPMorgan Chase Bank, N.A.	$35,000
Citibank, N.A.	$35,000
Bank of America, N.A.	$35,000
Deutsche Bank AG New York Branch	$35,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$35,000
Goldman Sachs Bank USA	$26,250
Morgan Stanley Bank, N.A.	$26,250
The Bank of New York Mellon	$17,500
The Northern Trust Company	$0
Total	$245,000